Exhibit E-3

AES Corporation
       |
       |--|
          |-------- Six US Power Plants Owned
          |         by Second Tier US Companies
          |
          |-------- Seven US Power Plants Owned
          |         by Fourth Tier US Companies
          |
          |-------- Two US Power Plants Owned
          |         by Fifth Tier US Companies
          |
          |-------- Four Foreign Power Plants Owned
          |         by Second Tier Foreign Companies
          |
          |-------- Six Foreign Power Plants Owned
          |         by Third Tier Foreign Companies
          |
          |-------- Eight Foreign Power Plants Owned
          |         by Fourth Tier Foreign Companies
          |
          |-------- Fifty-Six Foreign Power Plants Owned
          |         by Fifth Tier Foreign Companies
          |
          |-------- Six Foreign Power Plant Owned
          |         by Sixth Tier Foreign Companies
          |
          |-------- One Foreign Power Plant Owned
          |         by Seventh Tier Foreign Companies
          |
          |-------- Seven Foreign Distribution
          |         Companies Owned by Fourth
          |         Tier Foreign Companies*
          |
          |-------- Three Foreign Distribution
          |         Company Owned by Fifth
          |         Tier Foreign Companies
          |
          |-------- One Foreign Distribution
          |         Company Owned by Sixth
          |         Tier Foreign Companies
          |
          |----- CILCORP
               |
               |-------- Central Illinois Light Company
               |              |
               |              |--- CILCO Exploration and
               |              |    Development Company
               |              |
               |              |--- CILCO Energy Corporation
               |
               |
               |-------- CILCORP Ventures, Inc.
               |              |
               |              |--- CILCORP Energy Services Inc
               |              |
               |              |--- Agricultural Research and
               |                   Development Corp.**
               |
               |
               |-------- CILCORP Investment
               |         Management Inc.
               |              |
               |              |--- CIM Energy Investments Inc.
               |              |
               |              |--- CIM Leasing Inc.
               |              |
               |              |--- CIM Air Leasing Inc.
               |              |
               |              |--- CILCORP Lease
               |                   Management Inc.
               |                        |
               |                        |--- CLM Inc. - IV
               |                        |
               |                        |--- CLM Inc. - VI
               |                        |
               |                        |--- CLM Inc. - VII
               |                        |
               |                        |--- CLM Inc. - VIII
               |
               |
               |-------- QST Enterprises Inc.
                         |
                         |--- CILCORP Infraservices Inc.
                         |
                         |--- QST Energy Inc.
                         |                 |
                         |                 |--- QST Energy
                         |                      Trading Inc.
                         |
                         |--- ESE Land Corporation
                                   |
                                   |--- Savannah
                                   |    Resources Corp.
                                   |    |
                                   |    |
                                   |    |- McCadden
                                   |       Development,
                                   |       LLC **
                                   |
                                   |--- ESE Placentia
                                   |    Development Corp.
                                   |
                                   |--- ELC Makena I,
                                   |    L.L.C. **
                                   |
                                   |--- Wilmington
                                   |    Land Co.
                                   |
                                   |--- California/Nevada
                                   |    Development,
                                   |    LLC **
                                   |
                                   |--- Future
                                        Developments
                                        LLC **


- AES has approximately 147 additional US companies used as holding companies, development companies, and for other purposes.


- AES has approximately 156 additional foreign companies used as holding companies, development companies, and for other purposes.

**   Not a wholly-owned subsidiary.